Contingencies, Claims and Legal Proceedings	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Contingencies, Claims and Legal Proceedings
22.	CONTINGENCIES, CLAIMS AND LEGAL PROCEEDINGS

The Company is subject to possible loss contingencies arising in the ordinary course of business. These include but are not limited to: warranty cost on the products of the Company, breach of contract claims, claims for unauthorized use of third-party intellectual property, tax claims beyond assessed uncertain tax positions as well as claims for environmental damages. In determining loss contingencies, the Company considers the likelihood of impairing an asset or the incurrence of a liability at the date of the financial statements as well as the ability to reasonably estimate the amount of such loss. The Company records a provision for a loss contingency when information available before the financial statements are issued or are available to be issued indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and when the amount of loss can be reasonably estimated. The Company regularly re-evaluates claims to determine whether provisions need to be readjusted based on the most current information available to the Company. Changes in these evaluations could result in an adverse material impact on the Company’s results of operations, cash flows or its financial position for the period in which they occur.

The Company has received and may in the future receive communications alleging possible infringements of third party patents or other third party intellectual property rights. Furthermore, the Company from time to time enters into discussions regarding a broad patent cross license arrangement with other industry participants. There is no assurance that such discussions may be brought to a successful conclusion and result in the intended agreement. The Company may become involved in costly litigation brought against the Company regarding patents, mask works, copyrights, trademarks or trade secrets. In the event that the outcome of any litigation would be unfavorable to the Company, the Company may be required to take a license to third party patents and/or other intellectual property rights at economically unfavorable terms and conditions, and possibly pay damages for prior use and/or face an injunction, all of which individually or in the aggregate could have a material adverse effect on the Company’s results of operations, cash flows, financial position and/or ability to compete.

The Company is otherwise also involved in various lawsuits, claims, investigations and proceedings incidental to its business and operations.

Litigation with Tessera

In 2006, Tessera initiated a patent infringement lawsuit against the Company and numerous other semiconductor manufacturers in the U.S. District Court for the Northern District of California. Tessera claims that the Company’s ball grid array packages infringe certain patents owned by Tessera, and that the Company breached a 1997 license agreement by failing to pay royalties to Tessera on sales of products in certain ball grid array packages. Tessera then filed a complaint in 2007 with the U.S. International Trade Commission in Washington, D.C. (“ITC”) against the Company and numerous other parties. During the ITC proceedings, the District Court action was stayed. On May 20, 2009, the ITC issued a limited exclusion order as well as a cease and desist order, both of which were terminated when the Tessera patents expired in September 2010. The U.S. Court of Appeals for the Federal Circuit subsequently affirmed the ITC’s decision and on November 28, 2011 the U.S. Supreme Court denied the defendants’ petition for review, and the ITC decision became final. In January 2012, the District Court proceedings were revived in California. The District Court has appointed a special master to advise it on technical issues. Trial is scheduled for August 25, 2014. In May 2013, Tessera served its opening expert’s report on damages which opines that Tessera is entitled to $181 million in damages (including interest) based on the Company’s sales of allegedly infringing products from 2000 through 2010. The Company’s opening expert’s report on damages opines that the Company’s damages should be more in the range of $5 million to $8 million if an adverse judgment were to be entered against the Company.

Litigation with Rambus

On December 1, 2010, Rambus filed a complaint with the ITC against the Company and numerous other parties, asserting that the Company engaged in unfair trade practices by importing certain semiconductor chips that include memory controllers and/or certain peripheral interface technologies such as SerDes, PCI Express, SATA and SAS that allegedly infringe certain patents owned by Rambus. The complaint sought an exclusion order to bar importation into the United States of all accused semiconductor chips that infringe any claim of the asserted patents, as well as products of certain party customers incorporating the same. On July 25, 2012, the ITC elected to terminate the ITC investigation with a finding of no violation of section 337 of the Tariff Act of 1930. On September 25, 2012, Rambus filed a notice of appeal with the U.S. Court of Appeals for the Federal Circuit. Also on December 1, 2010, Rambus filed a lawsuit against the Company and other co-defendants in the U.S. District Court for the Northern District of California alleging infringement of nineteen Rambus patents. On June 17, 2013, the Company and Rambus announced a comprehensive settlement and license agreement pursuant to which all pending litigation between the parties was resolved.

The resolution of litigation proceedings which the Company faces, including the matters referred to above, involve complex questions of fact and law. The results of legal proceedings are uncertain. Adverse determination in any of these types of disputes may have a material adverse impact on the Company’s financial results and operations. The Company currently estimates that possible losses for known claims are in the range of $30 million to $50 million.

Other Contingencies

The Company regularly evaluates claims and legal proceedings together with their related probable losses to determine whether they need to be adjusted based on the current information available to the Company. There can be no assurance that its recorded reserves will be sufficient to cover the extent of its potential liabilities. Legal costs associated with claims are expensed as incurred. In the event of litigation which is adversely determined with respect to the Company’s interests, or in the event the Company needs to change its evaluation of a potential third-party claim, based on new evidence or communications, a material adverse effect could impact its operations or financial condition at the time it were to materialize. As of December 31, 2013, provisions for estimated probable losses with respect to claims and legal proceedings were not considered material.